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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): JUNE 27, 2006
                                                           -------------


                                  VOXWARE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  0-021403                     36-3934824
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)

168 Franklin Corner Road, Lawrenceville, New Jersey                  08648
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (609) 514-4100
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01.        OTHER EVENTS.

         Effective June 16, 2006, Voxware, Inc. (the "Company") terminated the services of Continental Stock Transfer & Trust Company as the Company's transfer agent and registrar for shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), and appointed Registrar and Transfer Company to serve as the Company's transfer agent and registrar for shares of the Company's Common Stock. Contact information for the Company's transfer agent is as follows:

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
(800) 368-5948

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    VOXWARE, INC.



Dated: June 27, 2006                By:  /s/ PAUL COMMONS
                                         ---------------------------------------
                                          Name:  Paul Commons
                                          Title: Vice President and Chief
                                                 Financial Officer